                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint Anthony J. Affuso, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated:  February 20, 2001             By:       /s/ George M. Abigail
                                         ---------------------------------

                                                    George M. Abigail
                                                        Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint Anthony J. Affuso, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated: February 20, 2001          By:     /s/  Paul J. Chiapparone
                                     --------------------------------------

                                                Paul J. Chiapparone
                                         Chairman of the Board and Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint Anthony J. Affuso, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated: February 20, 2001             By:   /s/ D. Gilbert Friedlander
                                        ---------------------------------

                                             D. Gilbert Friedlander
                                                        Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint Anthony J. Affuso, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated: February 20, 2001              By:      /s/ J. Davis Hamlin
                                         ---------------------------------

                                               J. Davis Hamlin
                                                Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint Anthony J. Affuso, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated: February 20, 2001              By:    /s/ Jeffrey M. Heller
                                         ---------------------------------

                                              Jeffrey M. Heller
                                                   Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint Anthony J. Affuso, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated: February 20, 2001              By:      /s/ Leo J. Thomas
                                         -----------------------------------

                                                Leo J. Thomas
                                                   Director

                                POWER OF ATTORNEY


     I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint Anhony J. Affuso, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.



Dated: February 20, 2001               By:     /s/ William P. Weber
                                          ---------------------------------

                                                William P. Weber
                                                       Director